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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated April 29, 1999, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-65691) and related Prospectus of NetSolve, Incorporated for the registration of its common stock.



                                            /s/ Ernst & Young LLP

Austin, Texas
September 27, 1999